SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT



Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


Date of Report (Date of earliest event reported): August 30, 2007
                                                  ---------------


                 WNC HOUSING TAX CREDIT FUND VI, L.P., SERIES 13
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             (Exact name of registrant as specified in its charter)


      California                     333-124115                20-2355224
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(State or other jurisdiction       (Commission               (IRS Employer
 of incorporation)                  File Number)             Identification No.)


           17782 Sky Park Circle, Irvine, California             92614
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            (Address of principal executive offices)           (Zip Code)


Registrant's telephone number, including area code:  (714) 662-5565
                                                     --------------

                                       N/A
          -------------------------------------------------------------
          (Former name or former address, if changed since last report)

Item 8.01.  Other Events

         WNC Housing Tax Credit Fund VI, L.P., Series 13 ("Series 13") has acquired an interest in:

o        Crestview Housing Limited Partnership, a Montana limited partnership

This entity is referred to herein as a local limited partnership.

o        Crestview owns Crestview Apartments

         The following tables contain information concerning the local limited partnership identified herein and its property:

----------------------------------------------------------------------------------------------------------------------------
                                           ESTIMATED
                                           OR ACTUAL    ESTIMATED                                               ANTICIPATED
               PROJECT                     CONSTRUC-    DEVELOPMENT                              PERMANENT      AGGREGATE
LOCAL          NAME AND                    TION         COST         NUMBER OF       BASIC       LOAN           TAX
LIMITED        NUMBER         LOCATION     COMPLETION   (INCLUDING   APARTMENT       MONTHLY     PRINCIPAL      CREDITS
PARTNERSHIP    OF BUILDINGS   OF PROPERTY  DATE         LAND COST)   UNITS           RENTS       AMOUNT         (1)
-------------- -------------- ------------ ------------ ------------ --------------- ----------- -------------- ------------
Crestview      Crestview      Bigfork      December     $2,951,877   16 1-BR Units    $552    $230,466 (3)      $2,268,600
Housing        Apartments     (Flathead    2007                      8 2-BR Units     $663    $522,500 (4)
Limited                       County),
Partnership    5 buildings    Montana
               (2)
-------------- -------------- ------------ ------------ ------------ --------------- ----------- -------------- ------------

1. Low income housing tax credits are available over a 10-year period. In the first credit year, Series 13 will receive only that percentage of the annual credit which corresponds to the number of months during which Series 13 was a limited partner of the local limited partnership, and during which the apartment complex was completed and in service.

2.   Senior rehabilitation property.

3. Glacier Bank is providing this mortgage loan for a term of 30 years at an annual interest rate of 8.5% per annum. Principal and interest are payable monthly based on a 30-year amortization schedule.

4. This mortgage loan is being assumed. It was provided by US Department of Agriculture, Rural Development for a term of 50 years at an interest rate of 10.625% per annum, prior to reduction by RD subsidy to an effective rate not to exceed 1% per annum. Principal and interest are payable monthly based on a 50-year amortization schedule. The maturity date is November 15, 2035. The outstanding principal amount is approximately $502,094.

Bigfork is approximately 20 miles southeast of Kalispell, Montana along State Route 83.

-------------------------------------------------------------------------------------------------------------------------------
                                                 LOCAL                            SHARING RATIOS:
LOCAL           LOCAL                            GENERAL        SHARING           ALLOCATIONS (4) AND
LIMITED         GENERAL            PROPERTY      PARTNER        RATIOS:           SALE OR REFINANCING       SERIES 13's CAPITAL
PARTNERSHIP     PARTNER            MANAGER (1)   FEES (2)       CASH FLOW (3)     PROCEEDS (5)              CONTRIBUTION (6)
--------------- ------------------ ------------- -------------- ----------------- ------------------------- -------------------
Crestview       American Covenant  Vantage       $291,329       Series 13:        99.98%/.01%/.01%          $1,973,287
Housing         Senior Housing     Property                     $1,000            9.99%/0.01%/90%
Limited         Foundation, Inc.   Management,
Partnership                        Inc.                         Then: 9.99% to
                                                                Series 13, 0.01%
                                                                to SLP, and
                                                                balance to LGP
--------------- ------------------ ------------- -------------- ----------------- ------------------------- -------------------

1. The local limited partnership will employ either its local general partner or an affiliate of its local general partner, or a third party, as a property manager for leasing and management of the apartment complex. The fee payable generally is determined pursuant to market conditions.

2. The local limited partnership will pay its local general partner or an affiliate of its local general partner fees for various services, including land acquisition and development.

3. Reflects the plan of distributions for the net cash flow from operations, if any, of the local limited partnership for each year of operations. Net cash flow generally is equal to the excess of revenues over expenses, including the property manager's fee and any deferred amount thereof.

4. Subject to certain special allocations, reflects the respective percentage interests in profits, losses and low income housing tax credits of (i) Series 13, (ii) WNC Housing, L.P., an affiliate of WNC & Associates, Inc. which is the special limited partner, and (iii) the local general partner.

5. Reflects the percentage interests in any net cash proceeds from sale or refinancing of the apartment complex of (i) Series 13, (ii) the special limited partner, and (iii) the local general partner.

Item 9.01.  Financial Statements and Exhibits

         c.      Exhibits

         99.1 Amended and Restated Agreement of Limited Partnership of Crestview Housing Limited Partnership dated as of August 30, 2007

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                              WNC HOUSING TAX CREDIT FUND VI, L.P., SERIES 13

Date: October 11, 2007        By:    WNC &  Associates, Inc.,
                                     General Partner

                                     By: /s/ THOMAS J. RIHA
                                         -------------------
                                         Thomas J. Riha,
                                         Senior Vice President - Chief Financial
                                         Officer

                                  EXHIBIT INDEX

     Exhibit
     Number      Description


         99.1 Amended and Restated Agreement of Limited Partnership of Crestview Housing Limited Partnership dated as of August 30, 2007